RAMIUS STRATEGIC VOLATILITY FUND
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated July 31, 2015 to the
Prospectus dated May 1, 2015, the Summary Prospectus dated May 4, 2015, and the
Statement of Additional Information dated May 1, 2015

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Ramius Strategic Volatility Fund (the “Fund”), which authorizes the termination, liquidation and dissolution of the Fund.  In order to effect such liquidation, the Fund is closed to all new investment.  Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about September 4, 2015 (the “Liquidation Date”).  On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-877-6RAMIUS (1-877-672-6487) if you have any questions or need assistance.

Please file this Supplement with your records.